KOREA EQUITY FUND, INC.
Two World Financial Center, Building B
New York, New York 10281
______________

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS
August 21, 2008
______________

To the Shareholders of
Korea Equity Fund, Inc.:

Notice is hereby given that the 2008 Annual Meeting of Shareholders (the “Meeting”) of Korea Equity Fund, Inc., a Maryland corporation (the “Fund”), will be held at the offices of Nomura Securities International, Inc., Two World Financial Center, Building B, New York, New York, on Thursday, August 21, 2008, at 10:30 A.M. to consider and vote on the following matters:

(1) The election of two Directors to serve as Class II Directors, each to serve for a term to expire in 2011 and until their successors are duly elected and qualify; and

(2) The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on June 30, 2008 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors

NEIL A. DANIELE
Secretary

New York, New York
Dated:   July 15, 2008

The enclosed proxy card may be executed by holders of record as of the Record Date. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed envelope whether or not you plan to attend the Meeting.

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PROXY STATEMENT

KOREA EQUITY FUND, INC.
Two World Financial Center, Building B
New York, New York 10281
______________

2008 ANNUAL MEETING OF SHAREHOLDERS
August 21, 2008
______________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Korea Equity Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the 2008 Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of Nomura Securities International, Inc., Two World Financial Center, Building B, New York, New York, on Thursday, August 21, 2008, at 10:30 A.M. The approximate mailing date of this Proxy Statement is July 16, 2008.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of two Class II Directors (Proposal 1).

Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above, by submitting a subsequently executed proxy or by voting in person at the Meeting.

Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification.

The Board of Directors has fixed the close of business on June 30, 2008 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of June 30, 2008, the Fund had outstanding 11,212,000 shares of Common Stock, par value $0.10 per share.

The Board of Directors of the Fund knows of no business other than the election of two Class II Directors to be considered at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund sends annual and semi-annual reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report to shareholders upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or call 1-800-833-0018).

ELECTION OF DIRECTORS

The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualified. Each year the term of office of one class will expire. The term of office for Directors in Class II expires at the Meeting and when their successors are duly elected and qualify. Each of the two Class II Director nominees proposed in this Proxy Statement for election to the Board of Directors is currently a Director of the Fund. The other current Directors consist of one Class I Director and two Class III Directors, whose terms expire in 2010 and 2009, respectively, and when their successors are duly elected and qualify.

Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, subject to any applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”).  Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies.  If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

Proposal 1. Nominees Proposed for Election as Class II Directors

Shigeru Shinohara and Chor Weng Tan have been nominated to serve as Class II Directors for a term expiring at the Annual Meeting of Shareholders to be held in 2011 and until their successors are duly elected and qualify.  Mr. Shinohara has served as a Director of the Fund since 2007.  Mr. Tan has served as a Director of the Fund since it commenced operations in 1993.  The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of Messrs.  Shinohara and Tan as Class II Directors.

The Board of Directors knows of no reason why either of the Class II Director nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board of Directors may recommend.  Mr. Tan is not an “interested person” of the Fund within the meaning of the Investment Company Act.  It is currently expected that any such substitute nominee for Mr. Tan will similarly not be an “interested person” of the Fund.

The following table contains information about the nominees for election as Class II Directors.

Interested Director

Biographical and other information relating to the Class II Director nominee who is an “interested person,” as defined in the Investment Company Act, of the Fund is set out below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen***	Other Public Directorships Held by the Director

Class II (Nominee for a Term Expiring at the Annual Meeting of Shareholders to be held in 2011)

Shigeru Shinohara (46)** c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York New York 10281	Class II Director and President	Director and President since June, 2007
President of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”) since 2007; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.
				2 registered investment companies consisting of 2 portfolios	None
______________
*
Following the resignation of a prior director of the Fund, the Board of Directors elected Mr. Shinohara as a Class II Director of the Fund, effective June 30, 2007.  If Mr. Shinohara is elected by the shareholders and qualifies, he will serve as a Class II Director for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2011 and until his successor is elected and qualified or until his earlier registration or removal.

**
Mr. Shinohara is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with NAM-U.S.A. Mr. Shinohara is a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and for which Nomura Asset Management Co., Ltd. (“NAM”) acts as investment adviser.

***	In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

Non-Interested Director

Biographical and other information relating to the Class II Director nominee who is not an “interested person,” as defined in the Investment Company Act, of the Fund is set out below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen***	Other Public Directorships Held by the Director

Class II (Nominee for a Term Expiring at the Annual Meeting of Shareholders to be held in 2011)

Chor Weng Tan (72)** 6245 Paseo Privado Carlsbad, California 92009	Class II Director	Director since 1993	Retired since 2004; Managing Director for Education, The American Society of Mechanical Engineers from 1991 to 2004.	2 registered investment companies consisting of 2 portfolios	None

______________
*
If Mr. Tan is elected by the shareholders and qualifies, he will serve as a Class II Director for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2011 and until his successor is elected and qualified or until his earlier registration or removal.

**
Mr. Tan is also a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and is a member of the Audit and Nominating Committees of Japan Smaller Capitalization Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.

***	In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

Information Regarding Other Directors

The following tables contain information about Class I and Class III Directors, whose terms will continue after the Meeting.

Class I Director

Non-Interested Director

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen***	Other Public Directorships Held by the Director

Class I (Term Expiring at the Annual Meeting of Shareholders to be held in 2010)

William G. Barker, Jr.** (75) 111 Parsonage Road Greenwich Connecticut 06830	Class I Director	Director since 1993	Retired.	2 registered investment companies consisting of 2 portfolios	None

______________
*
Mr. Barker serves as a Class I Director for a term expiring at the Annual Meeting of Shareholders to be held in 2010 and until his successor is elected and qualified or until his earlier resignation or removal.

**
Mr. Barker is also a director of Japan Smaller Capitalization Fund, Inc., for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and is a member of the Audit and Nominating Committees of Japan Smaller Capitalization Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.

***	In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

Class III Directors

Non-Interested Directors

Each of the Class III Directors is not an “interested person,” as defined in the Investment Company Act, of the Fund. Biographical and other information relating to the Class III Directors is set out below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen***	Other Public Directorships Held by the Director

Class III (Term Expiring at the Annual Meeting of Shareholders to be held in 2009)

Rodney A. Buck (60)** 1857 West County Road Calais Vermont 05648	Class III Director	Director since 2006
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment adviser) from 1996 to 2005
				2 registered investment companies consisting of 2 portfolios	None

David B. Chemidlin (51)** 67 Glen Eagle Drive Watchung New Jersey 07069	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995	2 registered investment companies consisting of 2 portfolios	None
______________
*
Each Class III Director serves for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2009 and until his successor is elected and qualified or until his earlier resignation or removal.

**
Each Class III Director is also a director of Japan Smaller Capitalization Fund Inc. for which NAM–U.S.A. acts as manager and NAM acts as investment adviser, and is a member of the Audit and Nominating Committees of Japan Smaller Capitalization Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.

***	In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

Additional Information Concerning Directors

Committees and Directors’ Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards. The principal responsibilities of the Audit Committee and the Nominating Committee are described below. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

During the fiscal year ended October 31, 2007, the Board of Directors held seven meetings, the Audit Committee held four meetings and the Nominating Committee held one meeting. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

Report of the Audit Committee. The following is a report by the Fund’s Audit Committee regarding the responsibilities and functions of the Audit Committee.

Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Directors on August 6, 2003, the Audit Committee’s principal responsibilities are to: (i) select and oversee the Fund’s independent accountants; (ii) review with the independent accountants the scope, performance and anticipated cost of their audit; (iii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit; (iv) ensure that the independent accountants submit on a periodic basis a formal written statement as to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent accountants’ independence; and (v) consider the comments of the independent accountants and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. A copy of the Audit Committee Charter was attached as an exhibit to the Fund’s 2007 Proxy Statement.

The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young LLP (“Ernst & Young”), the Fund’s independent accountants, and discussed with Ernst & Young certain matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining the independence of those accountants. At its meeting held December 13, 2007, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and Ernst & Young. The Audit Committee discussed with Ernst & Young their independence and considered whether the provision of services by Ernst & Young to the Fund and to NAM-U.S.A. and its affiliates was compatible with maintaining Ernst & Young’s independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2007.

The Audit Committee’s Charter for the Fund requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Fund by the Fund’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act and (c) to pre-approve non-audit services to be provided to the Fund’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund.

            Submitted by the Audit Committee of the Board of
            Directors of the Fund

            William G. Barker, Jr.
            Rodney A. Buck

            David B. Chemidlin
            Chor Weng Tan

Nominating Committee; Consideration of Potential Director Nominees. The principal purpose of the Nominating Committee is to select and nominate the independent (i.e., non-interested) Directors of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund’s manager and its affiliates and other principal service providers. The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.

The Nominating Committee will consider potential director candidates recommended by Fund shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee’s Charter; are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the Investment Company Act; and are “independent” as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Fund shareholders must satisfy the Securities and Exchange Commission’s (“SEC”) nominee requirements found in Regulation 14A of the 1934 Act. A copy of the Nominating Committee Charter was attached as an exhibit to the Fund’s 2007 Proxy Statement.

Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s Bylaws and include the information required by the Fund’s Bylaws.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. Generally, the Committee meets annually to identify and evaluate nominees for Director and make its recommendations to the Board. The Committee may meet more frequently if vacancies on the Board occur during a given year. In identifying and evaluating a potential nominee to serve as an independent Director of the Fund, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Fund and to protect the interests of Fund shareholders; (iii) the individual’s corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual’s ability to attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.

The Independent Directors have adopted a policy that Independent Directors may serve up to age 72. The Independent Directors serving prior to July 2006 may serve up to the age of 82, provided that they continue to meet the criteria set forth above.

In accordance with its Charter, the Nominating Committee met and considered nominations for Class II Directors of the Fund. No nominee recommendation was received from shareholders. The Nominating Committee determined to nominate Messrs. Shinohara and Tan for re-election as Directors of the Fund. The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.

Communications with the Board of Directors. Shareholders may send written communications to the Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to Two World Financial Center, Building B, New York, New York 10281). Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act, must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Proposals of Shareholders” below.

Director Attendance at Shareholder Meetings. The Fund has no formal policy regarding director attendance at shareholder meetings.  A majority of the members of the Board of Directors then in office was present at the Fund’s 2007 annual meeting of shareholders.

Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the 1934 Act requires the officers and directors of the Fund and persons who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, the New York Stock Exchange and the Boston Stock Exchange. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.

Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Compensation of Directors. NAM-U.S.A. pays all compensation of all Directors of the Fund who are affiliated with NAM-U.S.A. or any of its affiliates. The Fund pays to each Director not affiliated with NAM-U.S.A. or any of its affiliates an annual fee of $10,000 plus $1,000 per Board or committee meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. Mr. Barker, who has been designated by the Independent Directors to serve as Lead Director, is paid an additional $5,000 annually. Such fees and expenses aggregated $119,500 for the fiscal year ended October 31, 2007.

The following table sets forth for the periods indicated compensation (not including expense reimbursements) paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all U.S. registered investment companies managed by NAM-U.S.A. or advised by NAM:

Name of Director	Aggregate Compensation from Fund for its Fiscal Year Ended October 31, 2007	Pension or Retirement Benefit Accrued as Part of Fund Expenses for its Fiscal Year Ended October 31, 2007	Aggregate Compensation from Fund Complex Paid to Directors During the Calendar Year Ended December 31, 2007*
William G. Barker, Jr.	$24,000	None	$47,000
Rodney A. Buck	21,055	None	37,000
David B. Chemidlin	20,575	None	39,000
Shigeru Shinohara**	—	None	—
Chor Weng Tan	20,000	None	39,000
Hiroshi Terasaki***	—	None	—
John F. Wallace***	19,000	None	33,000
______________
*
In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2007.

**	Mr. Shinohara was elected a Director of the Fund effective June 30, 2007.
***	The directorship term of Mr. Terasaki expired on his resignation effective May 31, 2007 and the term of Mr. Wallace expired in October 2007.

Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years

Shigeru Shinohara (46)	President	President since 2007
President of NAM-U.S.A. since 2007; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously, Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.

Kenneth L. Munt (61)	Vice President	Vice President since 2001	Managing Director of NAM-U.S.A. since 2007 and Secretary since 1999.

Hiroyuki Nakano (38)	Vice President	Vice President since 2008
Managing Director and Chief Administrative Officer of NAM-U.S.A. since 2008; Senior Marketing Executive of NAM from 2005 to 2008; Senior Marketing Executive of Nomura Securities Co., Ltd. from 2003 to 2005; Vice President and Legal Officer of NAM-USA from 2001 to 2003.

Rita Chopra-Brathwaite (39)	Treasurer	Treasurer since 2002	Senior Vice President of NAM-U.S.A. since 2007 and Vice President from 2001 to 2007.

Neil Daniele (47)	Secretary	Secretary since 2002
Managing Director and Chief Compliance Officer of NAM-U.S.A. since 2007; Senior Vice President of NAM-U.S.A. from 2002 to 2007; Vice President and Compliance Officer of Munich Re Capital Management Corp. (asset management firm) from 2001 to 2002.

______________
*	The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**	Elected by and serves at the pleasure of the Board of Directors.

Stock Ownership. Information relating to the share ownership by each Director nominee and each current Director at July 15, 2008, is set out below:

Name of Continuing Directors and Nominees	Shares of Common Stock of the Fund Beneficially Owned	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Funds in the Fund Complex Overseen by Director Nominee
Continuing Directors
William G. Barker, Jr.	- 0 -	None	None
Rodney A. Buck	4,000	$10,001-$50,000	$50,001-$100,000
David B. Chemidlin	- 0 -	None	None

Nominees
Shigeru Shinohara	- 0 -	None	None
Chor Weng Tan	5,251	$50,001 - $100,000	Over $100,000

As of June 15, 2008, the current Directors and officers of the Fund as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, all of the officers of the Fund as a group (4 persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A., NAM, Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

City of London Investment Group PLC (“CLIG”) and City of London Investment Management Company Limited (together with CLIG, the “City of London”) have reported beneficial ownership of 2,471,498 shares of Common Stock of the Fund as of April 30, 2008.  City of London reported that such shares are owned by investment funds and third-party accounts it manages.  City of London is located at 10 Eastcheap, London EC3M 1LX, England.

Lazard Asset Management LLC (“Lazard”) has reported beneficial ownership of 2,231,803 shares of Common Stock of the Fund as of June 16, 2008. Lazard, which is located at 30 Rockefeller Plaza, New York, NY 10112, reported that it acquired such shares for client accounts.

To the knowledge of the management of the Fund, City of London and Lazard are the only beneficial owners of more than 5% of the Fund’s outstanding shares.

Name of Beneficial Owner	Shares of Common Stock the Fund Beneficially Owned	Percentage of the Fund’s Common Stock Owned
City of London Investment Group PLC and City of London Investment Management Company Limited	2,471,498	22.0%
Lazard Asset Management LLC	2,231,803	19.9%

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained The Altman Group (“Altman”), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for a fee of approximately $4,000, together with reimbursement of such firm’s expenses. Altman is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker-dealers, and monitoring of voting results.

Independent Accountants’ Fees

The SEC’s auditor independence rules require the Fund’s Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A., if the services relate directly to the operations and financial reporting of the Fund.

The following table sets forth the aggregate fees paid to Ernst & Young, independent accountants for the Fund, for the Fund’s fiscal years ended October 31, 2006 and October 31, 2007 for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund. For the Fund’s fiscal year ended October 31, 2007, the independent accountants did not render any other audit-related services to the Fund, except as described under clause (i) above. The Fund’s Audit Committee has determined that the provision of non-audit services under clause (iii) is compatible with maintaining the independence of the independent accountants from the Fund.

Fiscal Year End	Audit Fees Charged to the Fund	Audit- Related Fees	Tax Fees		Financial Information Systems Design and Implementation Fees	All Other Fees
October 31, 2006	$57,000	$9,500	$9,500	*	None	$9,500	**
October 31, 2007	$60,000	$10,000	$9,900	*	None	$10,000	**
______________
*	These fees relate to the tax advisory services for NAM-U.S.A., NAM-Hong Kong and NAM-Singapore; audit and audit-related services for NAM-Hong Kong; and non-audit services for the Fund.
**	These fees relate to procedures performed in connection with the review of the Fund’s filings with the Osaka Securities Exchange.

A representative from Ernst & Young is expected to be present in person or by telephonic conference call at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

Voting Requirements

The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund’s shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. No additional notice will be provided to shareholders in the event the Meeting is adjourned unless otherwise required by Maryland law.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the election of two Class II Director nominees (Proposal 1). Provided that a quorum has been established at the Meeting, approval of the election of two Class II Directors to the Board of Directors (Proposal 1) requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon, in person or by proxy. Approval of any other routine matter which may properly come before the Meeting for consideration requires the affirmative vote of a majority of the votes cast.

Broker Non-Votes and Abstentions

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients, as well as the Japan Securities Depositary Center Inc. (“JASDEC”) holding shares of the Fund on behalf of its beneficial shareholders, will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. The Fund understands that under the rules of the New York Stock Exchange, the Boston Stock Exchange and the Osaka Securities Exchange, broker-dealers and the JASDEC may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on certain matters to be considered if no instructions have been received prior to the date specified in the broker-dealer firm’s or the JASDEC’s request for voting instructions. Certain broker-dealer firms or the JASDEC may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which the proxies so designated are granted authority by broker-dealer firms and the JASDEC to vote on the proposals to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”), as well as the shares as to which proxies are returned by record shareholders but which are marked “abstain” on any proposal will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the election of Director nominees.

Other Matters

With regard to any other business matters that may properly come before the Meeting for consideration, it is the intention of the persons named in the enclosed proxy to use their discretionary voting authority and to vote in accordance with their best judgment.

Address of Manager, Investment Adviser and Investment Sub-Advisers

The address of NAM-U.S.A. is Two World Financial Center, Building B, New York, New York 10281. The address of NAM is 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan. The address of Nomura Asset Management Hong Kong Limited is 30th Floor, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. The address of Nomura Asset Management Singapore Limited is 6 Battery Road, #34-02 Singapore 049909.

Proposals of Shareholders

Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Fund, which is expected to be held in August 2009, must be received by the Fund for inclusion in its Proxy Statement and form of proxy relating to that meeting by March 6, 2009. Written proposals with regard to the Fund should be sent to the Secretary of the Fund, Two World Financial Center, Building B, New York, New York 10281.

Shareholders wishing to present proposals at the next annual meeting of shareholders of the Fund that they do not wish to be included in the Fund’s proxy statement and form of proxy must send written notice of such proposals to the Secretary of the Fund, Two World Financial Center, Building B, New York, New York 10281, and such notice must be received by the Secretary no sooner than March 7, 2009 and no later than April 6, 2009 in the form prescribed from time to time in the Fund’s Bylaws.

By Order of the Board of Directors

Neil A. Daniele
Secretary

New York, New York
Dated:   July 15, 2008

Proxy — Korea Equity Fund, Inc.

Two World Financial Center, Building B
New York, New York 10281

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of Korea Equity Fund, Inc., a Maryland corporation (the “Company”), hereby appoints Kenneth L. Munt and Neil A. Daniele as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Shareholders (the “Annual Meeting”) to be held at the offices of Nomura Securities International, Inc., Two World Financial Center, Building B, New York, New York, on Thursday, August 21, 2008, at 10:30 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the nominees for director and, in any event, in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

PLEASE COMPLETE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE

Korea Equity Fund, Inc.

MR. A. SAMPLE
DESIGNATION (IF ANY)

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Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas.  ☒

Annual Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

A. Proposals ― The Board of Directors Recommends a Vote for “For” All Class II Director Nominees.

1.           Election of two Class II Directors for a three-year term and until their successors are duly elected and qualify:

01 – Shigeru Shinohara                                                      02 – Chor Weng Tan

☐ Mark here to vote FOR all nominees

☐ Mark here to WITHHOLD vote from all nominees

☐ For ALL EXCEPT – To withhold a vote for one or more nominees, mark the box to the left and thecorresonding numbered boxes to the right.
     Mark here to WITHHOLD vote from all nominees   ☐☐

2.           In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

B  Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below

C. Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below Please sign exactly as name(s) appear(s) hereon.  When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized persons.

Date (mm/dd/yyyy) – Please print date below	Signature 1- Please sign signature within the box	Signature 2- Please sign signature within the box
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